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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 7, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Georgia                         0-19030                 58-1856582
----------------------------     ------------------------     ----------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)



       3844 Atlanta Highway, Hiram, Georgia                        30141
     ----------------------------------------                    ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (770) 445-1014
                                                    --------------------------


                                Not Applicable
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.  Other Events
---------------------

     On April 7, 1998, Community Trust Financial Services Corporation ("Community Trust") announced that it had filed a Registration Statement with the Securities and Exchange Commission in connection with a proposed offering by Community Trust of a minimum of $3 million and a maximum of $5 million worth of its Common Stock.


Item 7.  Exhibits
-----------------

      99             Form of Press Release, dated April 7, 1998.  See
                     Exhibit Index on page 3 hereof.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMMUNITY TRUST FINANCIAL SERVICES CORPORATION



April 16, 1998                       /s/ Angel J. Byrd
--------------                       ----------------------------------------
Date                                 By: Angel J. Byrd

                                     Title: Comptroller (Principal Accounting
                                            Officer)
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                                 EXHIBIT INDEX


     EXHIBIT NO.         DESCRIPTION                         PAGE NO.
     -----------         -----------                         --------
         99              Form of Press Release,                  4
                         dated April 7, 1998